                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 10, 2001


                               Candela Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           DELAWARE                     0-14742                  04-2477008
-------------------------------     -----------------       --------------------
(State of other jurisdiction of     (Commission File           (IRS Employer
        Incorporation)                   Number)             Identification No.)


     530 Boston Post Road
     Wayland, Massachusetts                                        01778
     ----------------------                                        -----
     (Address of principal                                       (zip code)
       Executive Offices)


       Registrant's telephone number, including area code: (508) 358-7400




                  TOTAL NUMBER OF SEQUENTIALLY NUMBERED PAGES 4
                         EXHIBIT INDEX APPEARS ON PAGE 3


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Item 5. OTHER EVENTS
        ------------

         On October 10, 2001, Candela Corporation ("Candela") announced that its Board of Directors has authorized an extension of its open market stock repurchase program. A copy of the Press Release announcing this extension is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.
                  --------

EXHIBIT NO.                                          EXHIBIT
-----------                                          -------

      99.1 Press Release, dated October 10, 2001, announcing Candela's extension of its open market stock repurchase program.







                                      -1-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2001                            CANDELA CORPORATION



                                            By: /s/ F. Paul Broyer
                                               --------------------------------
                                               F. Paul Broyer
                                               Chief Financial Officer





















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                                  EXHIBIT INDEX


EXHIBIT NO.                             EXHIBIT DESCRIPTION                 PAGE
-----------                             -------------------                 ----

99.1         Press Release, dated October 10, 2001, announcing Candela's      4
             extension of its open market stock repurchase program.


















                                      -3-